FAIR VALUE OF FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
FAIR VALUE OF FINANCIAL INSTRUMENTS
25	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying amounts of the Group’s financial assets and liabilities, such as cash, bank deposits, long-term bank time deposits, accounts and other receivables, amounts due from/to related parties and accounts and other payables, approximate their fair values because of the nature or the short maturity of these instruments. The fair value of cost method equity investments cannot be reasonably estimated without incurring excessive cost.